SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 28, 2004


                             TOMPKINS TRUSTCO, INC.
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             (Exact name of registrant as specified in its charter)


     New York                       1-12709                     16-1482357
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  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)


The Commons, PO Box 460, Ithaca, NY                               14851
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

         On May 28, 2004, Tompkins Trustco Inc., established a pre-arranged stock repurchase plan, intended to comply with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and of Rule 10b-18 of the Exchange Act (the "10b5-1 Plan"). Tompkins' 10b5-1 Plan provides for the repurchase of up to 80,000 shares of Tompkins common stock through July 23, 2004, subject to conditions specified in the plan.

         Shares that may be repurchased under the 10-b5-1 Plan, would be purchased under the board authorized Stock Repurchase Plan reported by the Company on Form 8-K dated July 24, 2002. Any actual repurchases under the 10b5-1 Plan will be disclosed in Tompkins' quarterly reports on Form 10-Q for the quarterly periods ended June 30, 2004 and September 30, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.

Date:  May 28, 2004                    By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and
                                           Chief Executive Officer